                                                                    Exhibit 4.15

                                  WAIVER NO. 2

                  This WAIVER NO. 2 ("Waiver No. 2") is made as of June 14, 1999, by and among MMH HOLDINGS, INC., a Delaware corporation ("Holdings"), its subsidiaries named on the signature pages hereto, and the Agents and the lending institutions named on the signature pages. This Waiver No. 2 is made with reference to that certain Waiver dated as of March 2, 1999 (the "Waiver") relating to that certain Credit Agreement dated as of March 30, 1998, as amended as of August 28, 1998, by and among Holdings, the U.S. Borrowers, the U.K. Borrower, the Canadian Borrowers, Agents and the Banks (the "Credit Agreement"). All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

                  WHEREAS, Holdings, the Borrowers, Agents and the Banks entered into the Credit Agreement; and

                  WHEREAS, the Borrowers have been granted a Waiver relating to certain outstanding Defaults through June 14, 1999, and have requested an extension of the Waiver through June 30, 1999, and the Required Banks are willing to grant such waiver extension on the terms and conditions set forth herein;

                  NOW, therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1. WAIVERS TO THE CREDIT AGREEMENT

                  The definition of Waiver Period set forth in the Waiver is hereby amended to extend the period through June 30, 1999 and all references in the Waiver to the Waiver Period shall be deemed to be references to the Waiver Period as extended hereby; PROVIDED, that during the Waiver Period, as extended, the conditions set forth in Section 2 of the Waiver are complied with and PROVIDED, FURTHER, that an Event of Default shall be deemed to have occurred as of July 1, 1999 if the Borrowers are not in compliance with any of the financial covenants set forth in the Credit Agreement as of that date.

                  SECTION 2. RATIFICATION OF AGREEMENT

                  2.1 To induce the Required Banks to enter into this Waiver No. 2, the Borrowers and the Guarantors jointly and severally represent and warrant that after giving effect to this Waiver no. 2 no violation of the terms of the Credit Agreement exist and all representations and warranties contained in the

Credit Agreement are true, correct and complete in all material respects on and as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date in which case they were true, correct and complete in all material respects on and as of such earlier date.

                  2.2 Except as expressly set forth in this Waiver No. 2 and the Waiver, the terms, provisions and conditions of the Credit Agreement and the Credit Documents are unchanged, and said agreements, as amended, shall remain in full force and effect and are hereby confirmed and ratified. In the event of inconsistencies between this Waiver No. 2, together with the Waiver, and the Credit Agreement, the terms of this Waiver No. 2, together with the Waiver, shall govern.

                  SECTION 3. COUNTERPARTS; EFFECTIVENESS

                  This Waiver No. 2 may be executed in any number of counterparts, and all such counterparts taken together shall be deemed to constitute one and the same instrument. Signature pages may be detached from counterpart documents and reassembled to form duplicate executed originals. This Waiver No. 2 bled to form duplicate executed originals. This Waiver No. 2 shall become effective as of the date hereof upon the execution of the counterparts hereof by the Borrowers, the Guarantors and the Required Banks.

                  SECTION 4. GOVERNING LAW

                  THIS WAIVER NO 2 SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW.

                  SECTION 5. ACKNOWLEDGEMENT AND CONSENT
                             BY THE GUARANTORS

                  Each Guarantor hereby acknowledges that it has read this Waiver No. 2 and consents to the terms hereof and further confirms and agrees that, notwithstanding the effectiveness of this Waiver No. 2, its obligations under its Guarantee shall not be impaired or affected and such Guarantee is hereby confirmed and ratified in all respects.

                                    * * * * *

                  Witness the execution hereof by the respective duly authorized officers of the undersigned as of the date first above written.

                                   MMH HOLDINGS, INC.

                                            By: /s/ David D. Smith
                                               ------------------------------
                                            Name:   David D. Smith
                                            Title:  Vice Pres./Treasurer

                                   MORRIS MATERIAL HANDLING, INC.

                                            By: /s/ David D. Smith
                                               ------------------------------
                                            Name:   David D. Smith
                                            Title:  Vice President


                                   MORRIS MATERIAL HANDLING, LLC

                                            By: /s/ David D. Smith
                                               ------------------------------
                                            Name:   David D. Smith
                                            Title:  Manager

                                   MORRIS MATERIAL HANDLING, LTD.

                                            By: /s/ David D. Smith
                                               ------------------------------
                                            Name:   David D. Smith
                                            Title:  Director

                                   MONDEL ULC

                                             By: /s/ David D. Smith
                                               ------------------------------
                                             Name:   David D. Smith
                                             Title:  President

                                   KAVERIT STEEL AND CRANE ULC

                                            By: /s/ David D. Smith
                                               ------------------------------
                                            Name:   David D. Smith
                                            Title:  President

                                   MHE TECHNOLOGIES, INC.

                                            By: /s/ David Dupert
                                               ------------------------------
                                            Name:   David Dupert
                                            Title:  President

                                   PHMH HOLDING COMPANY

                                            By: /s/ David Dupert
                                               ------------------------------
                                            Name:   David Dupert
                                            Title:  President

                                   MATERIAL HANDLING EQUIPMENT NEVADA
                                            CORPORATION

                                            By: /s/ David D. Smith
                                               ------------------------------
                                            Name:   David D. Smith
                                            Title:  Treasurer

                                   CMH MATERIAL HANDLING, LLC

                                            By: /s/ David D. Smith
                                               ------------------------------
                                            Name:   David D. Smith
                                            Title:  Manager

                                   EPH MATERIAL HANDLING, LLC

                                            By: /s/ David D. Smith
                                               ------------------------------
                                            Name:   David D. Smith
                                            Title:  Manager

                                   HARNISCHFEGER DISTRIBUTION &
                                            SERVICE, LLC

                                            By: /s/ David D. Smith
                                               ------------------------------
                                            Name:   David D. Smith
                                            Title:  Manager

                                   HPH MATERIAL HANDLING, LLC

                                            By: /s/ David D. Smith
                                               ------------------------------
                                            Name:   David D. Smith
                                            Title:  Manager

                                   MERWIN, LLC

                                            By: /s/ David D. Smith
                                               ------------------------------
                                            Name:   David D. Smith
                                            Title:  Manager

                                   MORRIS MECHANICAL HANDLING, INC.

                                            By: /s/ David D. Smith
                                               ------------------------------
                                            Name:   David D. Smith
                                            Title:  Vice Pres./Treasurer

                                   MPH CRANE, INC.

                                            By: /s/ David D. Smith
                                               ------------------------------
                                            Name:   David D. Smith
                                            Title:  Vice Pres./Treasurer

                                   NPH MATERIAL HANDLING, INC.

                                            By: /s/ David D. Smith
                                               ------------------------------
                                            Name:   David D. Smith
                                            Title:  Vice Pres./Treasurer

                                   PHME SERVICE, INC.

                                            By: /s/ David D. Smith
                                               ------------------------------
                                            Name:   David D. Smith
                                            Title:  Vice Pres./Treasurer

                                   SPH CRANE & HOIST, INC.

                                            By: /s/ David D. Smith
                                               ------------------------------
                                            Name:   David D. Smith
                                            Title:  Vice Pres./Treasurer

                                   MHE CANADA ULC

                                            By: /s/ David D. Smith
                                               ------------------------------
                                            Name:   David D. Smith
                                            Title:  President

                                   3016117 NOVA SCOTIA ULC

                                            By: /s/ David D. Smith
                                               ------------------------------
                                            Name:   David D. Smith
                                            Title:  President


                                   HYDRAMACH ULC

                                            By: /s/ David D. Smith
                                               ------------------------------
                                            Name:   David D. Smith
                                            Title:  President

                                   BUTTERS ENGINEERING SERVICES
                                            LIMITED

                                            By: /s/ Martin L. Ditkof
                                               ------------------------------
                                            Name:   Martin L. Ditkof
                                            Title:  Director

                                   INVERCOE ENGINEERING LIMITED

                                            By: /s/ Martin L. Ditkof
                                               ------------------------------
                                            Name:   Martin L. Ditkof
                                            Title:  Director

                                   LOWFILE LIMITED

                                            By: /s/ Martin L. Ditkof
                                               ------------------------------
                                            Name:   Martin L. Ditkof
                                            Title:  Director

                                   MORRIS MATERIAL HANDLING S.A. DE C.V.

                                            By: /s/ David D. Smith
                                               ------------------------------
                                            Name:   David D. Smith
                                            Title:  Director

                                   BIRMINGHAM CRANE & HOIST, INC.

                                            By: /s/ David D. Smith
                                               ------------------------------
                                            Name:   David D. Smith
                                            Title:  Vice Pres./Treasurer

                                    DAJU HOLDINGS LIMITED

                                             By: /s/ David D. Smith
                                               ------------------------------
                                             Name:   David D. Smith
                                             Title:  Vice Pres./Treasurer

                                    OVERHEAD CRANE & SERVICE COMPANY LTD.

                                             By: /s/ David D. Smith
                                               ------------------------------
                                             Name:   David D. Smith
                                             Title:  Vice Pres./Treasurer

                                    OVERHEAD CRANE & SERVICE COMPANY
                                    (SUDBURY) LTD.

                                             By: /s/ David D. Smith
                                               ------------------------------
                                             Name:   David D. Smith
                                             Title:  Vice Pres./Treasurer

                                   CANADIAN IMPERIAL BANK OF
                                            COMMERCE, as Administrative
                                            Agent and Collateral Agent
                                            And as a Bank

                                            By: /s/ E. Lindsay Gordon
                                               ------------------------------
                                            Name:   E. Lindsay Gordon
                                            Title:  Executive Director

                                   CIBC Inc., as a Bank

                                            By: /s/ E. Lindsay Gordon
                                               ------------------------------
                                            Name:   E. Lindsay Gordon
                                            Title:  Executive Director

                                   CREDIT AGRICOLE INDOSUEZ,
                                            as Syndication Agent and
                                            as a Bank

                                            By: /s/ Pat Reidy
                                               ------------------------------
                                            Name:   Pat Reidy
                                            Title:  Senior Vice President

                                            By: /s/ Matthew Linott
                                               ------------------------------
                                            Name:   Matthew Linott
                                            Title:  Vice President

                                   BANKBOSTON, N.A.
                                            as Documentation Agent and
                                            as a Bank


                                            By: /s/ Linda Alto
                                               ------------------------------
                                            Name:   Linda Alto
                                            Title:  Vice President

                                   ABN-AMRO BANK N.V., as a Bank

                                            By: /s/ Mary L. Honda
                                               ------------------------------
                                            Name:   Mary L. Honda
                                            Title:  Vice President

                                            By: /s/ Joann L. Holman
                                               ------------------------------
                                            Name:   Joann L. Holman
                                            Title:  Vice President

                                    BANK AUSTRIA CREDITANSTALT
                                            CORPORATE FINANCE, Inc., as a
                                            Bank

                                            By: /s/ Patrick J. Rounds
                                               ------------------------------
                                            Name:   Patrick J. Rounds
                                            Title:  Vice President

                                            By: /s/ Greg Roux
                                               ------------------------------
                                            Name:   Greg Roux
                                            Title:  Vice President

                                   THE FIRST NATIONAL BANK OF
                                            CHICAGO, as a Bank

                                            By: /s/ Deborah Stevens
                                               ------------------------------
                                            Name:   Deborah Stevens
                                            Title:  Authorized Agent

                                   FIRST UNION NATIONAL BANK, as a
                                            Bank


                                            By: /s/ Scott Santa Cruz
                                               ------------------------------
                                            Name:   Scott Santa Cruz
                                            Title:  Vice President

                                   FLEET NATIONAL BANK, as a Bank


                                            By:
                                               ------------------------------
                                            Name:
                                            Title:

                                   ARCHIMEDES FUNDING, L.L.C.,
                                            As a Bank


                                            By: ING Capital Advisors, Inc.
                                            As Collateral Manager

                                            By: /s/ Michael D. Hatley
                                               ------------------------------
                                            Name:   Michael D. Hatley
                                            Title:  Managing Director

                                   RIGGS BANK N.A., as a Bank


                                            By: /s/ Ana G. Tejblum
                                               ------------------------------
                                            Name:   Ana G. Tejblum
                                            Title:  Vice President


                                   FLEET BUSINESS CREDIT CORPORATION,
                                            As a Bank

                                            By: /s/ Alan F. Lyster, Jr.
                                               ------------------------------
                                            Name:   Alan F. Lyster, Jr.
                                            Title:  Vice President

                                   CRESCENT/MACH I PARTNERS, L.P.,
                                            as a Bank
                                            By:  TCW Asset Management
                                            Company, Its Investment Manager


                                            By:
                                               ------------------------------
                                            Name:
                                            Title:

                                   WELLS FARGO BANK, N.A., as a Bank


                                            By: /s/ Dana D. Cagle
                                               ------------------------------
                                            Name:   Dana D. Cagle
                                            Title:  Vice President

                                   ML CLO XV PILGRAIM AMERICA
                                            (CAYMAN) LTD., as Assignee

                                            By: Pilgrim America
                                            Investments, Inc., as its Investment
                                            Manager


                                            By: /s/ Jason T. Groom
                                               ------------------------------
                                            Name:   Jason T. Groom
                                            Title:  Asst. Vice President

                                    SENIOR DEBT PORTFOLIO, as a Bank
                                            By:  Boston Management and
                                            Research, as Investment Advisor


                                            By: /s/ Scott H. Page
                                               ------------------------------
                                            Name:   Scott H. Page
                                            Title:  Vice President


                                   CYPRESSTREE INVESTMENT
                                   PARTNERS II, LTD.
                                            By: CypressTree Investment
                                                Management Company, Inc.,
                                                as Portfolio Manager.


                                            By: /s/ Peter K. Merrill
                                               ------------------------------
                                            Name:   Peter K. Merrill
                                            Title:

                                   INDOSUEZ CAPITAL FUNDING IIA,
                                            LIMITED, as a Bank
                                            By:  Indosuez Capital, as
                                            Portfolio Advisor


                                            By: /s/ Melissa Marano
                                               ------------------------------
                                            Name:   Melissa Marano
                                            Title:  Vice President